Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010 Northrop Grumman Shipbuilding [Member]
Income Taxes

8. INCOME TAXES

The company's effective tax rate on earnings from operations (excluding the 2011 non-cash goodwill impairment charge of $300 million at Ingalls, which is non-deductible for income tax purposes) for the nine months ended September 30, 2011, and 2010, was 35.1 percent and 36.8 percent, respectively. For the nine months ended September 30, 2011, and 2010, the company's effective tax rate differs from the statutory federal rate due to the domestic manufacturing deduction, the research and development credit, and other nondeductible expenditures.

In connection with the spin-off, HII entered into a Tax Matters Agreement with Northrop Grumman that governs the respective rights, responsibilities, and obligations of Northrop Grumman and the company with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. Federal, state, local and foreign income taxes, other taxes and related tax returns. The company is severally liable with Northrop Grumman for its income taxes for periods before the spin-off, and this several liability will continue after the spin-off. HII is obligated to indemnify Northrop Grumman for tax adjustments that increase the company's taxable income for periods before the spin-off and are of a nature that could result in a correlative reduction in HII's taxable income for periods after the spin-off. Northrop Grumman is obligated to indemnify HII for tax adjustments that decrease the company's taxable income for periods before the spin-off and are of a nature that could result in a correlative increase in HII's taxable income for periods after the spin-off. These payment obligations will only apply once the aggregate tax liability related to tax adjustments exceeds $5 million. Once the aggregate amount is exceeded, only the amount in excess of $5 million is required to be paid. See "Certain Relationships and Related Party Transactions—Agreements with Northrop Grumman Related to the Spin-Off—Tax Matters Agreement" in this prospectus.

The company recognizes accrued interest and penalties related to uncertain tax positions in income tax expense. The IRS is currently conducting an examination of Northrop Grumman's consolidated tax returns, of which HII was part, for the years 2007 through 2009. Open tax years related to state jurisdictions remain subject to examination. As of March 31, 2011, the date of the spin-off, the company's liability for uncertain tax positions was approximately $4 million, net of federal benefit, which relates solely to state income tax positions. Under the terms of the Separation and Distribution Agreement dated March 29, 2011, Northrop Grumman is obligated to reimburse HII for any settlement liabilities paid by HII to any government authority, which include state income taxes. Accordingly, the company has recorded a reimbursement receivable of approximately $4 million, net of federal benefit, in Other Assets related to uncertain tax positions for state income taxes as of the spin-off.

10.	INCOME TAXES

The company's earnings are entirely domestic and its effective tax rate for the year ended December 31, 2010, was 34.5 percent as compared with 29.5 percent and 27.1 percent (excluding the non-cash, non-deductible goodwill impairment charge of $2.5 billion) in 2009 and 2008, respectively. In 2010, the company's effective tax rate reflects the unfavorable impact of the elimination of certain Medicare Part D tax benefits with the passage of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, a decrease in the manufacturer's deduction and the expiration of wage credit benefits, partially offset by the favorable impact of the settlement of the IRS' examination of Northrop Grumman's tax returns for the years 2004-2006. The company's effective tax rates also reflect tax credits and manufacturing deductions for all periods presented. As described in Note 2, current federal income tax liabilities are assumed to be immediately settled by Northrop Grumman and are relieved through the parent's equity in unit account. For current state income tax purposes, the standalone tax amounts have been computed as if they were allowable costs under the terms of the company's existing contracts in the applicable period, and, accordingly, are included in cost of product sales, cost of service revenues and corporate home office and other general and administrative expenses.

Federal income tax expense for the years ended December 31, 2010, 2009, and 2008, consisted of the following:

	Year Ended December 31
$ in millions	2010	2009	2008
Income Taxes on Operations
Federal income taxes currently payable	$89	$135	$22
Change in deferred federal income taxes	(18)	(83)	4

Total federal income taxes	$71	$52	$26

Income tax expense differs from the amount computed by multiplying the statutory federal income tax rate times the earnings (loss) before income taxes due to the following:

	Year Ended December 31
$ in millions	2010	2009	2008
Income tax expense (benefit) on operations at statutory rate	$72	$61	$(838)
Goodwill impairment			872
Manufacturing deduction	(1)	(6)	(2)
Research tax credit	(3)	(1)	(1)
Medicare Part D law change	7
Wage credit		(2)	(2)
IRS settlement	(8)
Other, net	4	—	(3)

Total federal income taxes	$71	$52	$26

Uncertain Tax Positions—During 2010, Northrop Grumman reached final approval from the IRS and the U.S. Congressional Joint Committee on Taxation of the IRS' examination of Northrop Grumman's tax returns for the years 2004-2006. As a result of this settlement, the company recognized tax benefits of $8 million as a reduction to the provision for income taxes. In connection with the settlement, the company also recorded a reduction of $10 million to its liability for uncertain tax positions, including previously accrued interest, of $2 million.

As of December 31, 2010, the estimated value of the company's uncertain tax positions, which are more-likely-than-not to be sustained on examination, was a liability of $17 million, including accrued interest of $3 million. This liability is included in other long-term liabilities in the consolidated statements of financial position. Assuming sustainment of these positions, the reversal of the amounts accrued would reduce the company's effective tax rate.

Unrecognized Tax Benefits—Unrecognized tax benefits represent the gross value of the company's tax positions that have not been reflected in the consolidated statements of operations, and include the value of the company's recorded uncertain tax positions. If the income tax benefits from federal tax positions are ultimately realized, such realization would affect the company's effective tax rate whereas the realization of state tax benefits would be recorded in cost of product sales, cost of service revenues and corporate home office and other general and administrative expenses. The changes in unrecognized tax benefits (exclusive of interest) during 2010, 2009 and 2008 are summarized in the table below:

	December 31
$ in millions	2010	2009	2008
Unrecognized tax benefits at beginning of the year	$21	$19	$26

Additions based on tax positions related to the current year		1	1
Additions for tax positions of prior years	1	1
Statute expiration			(8)
Settlement	(8)

Net change in unrecognized tax benefits	(7)	2	(7)

Unrecognized tax benefits at end of the year	$14	$21	$19

Although the company believes it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the company's accrued position. Accordingly, additional provisions on federal and state tax related matters could be recorded in the future as revised estimates are made or the underlying matters are effectively settled or otherwise resolved.

Deferred Income Taxes—Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes. Such amounts are classified in the consolidated statements of financial position as current or noncurrent assets or liabilities based upon the classification of the related assets and liabilities.

The tax effects of significant temporary differences and carryforwards that gave rise to year-end deferred federal and state tax balances, as presented in the consolidated statements of financial position, are as follows:

	December 31
$ in millions	2010	2009
Deferred Tax Assets
Retirement benefits	$404	$390
Workers' compensation	226	214
Contract accounting differences	72	79
Provisions for accrued liabilities	66	67
Stock-based compensation	24	22
Other	4	6

Gross deferred tax assets	796	778
Less valuation allowance	—	—

Net deferred tax assets	796	778

Deferred Tax Liabilities
Depreciation and amortization	372	360
Purchased intangibles	239	248

Gross deferred tax liabilities	611	608

Total net deferred tax assets	$185	$170

During 2010, the company performed a comprehensive review of the classification treatment of its deferred tax assets and liabilities and identified certain reclassifications that changed the 2009 presentation of deferred tax assets, primarily for retirement benefits and workers' compensation liabilities. Such reclassifications also increased the net current deferred tax assets and net noncurrent deferred tax liabilities previously presented as of December 31, 2009 by $35 million.

Net deferred tax assets (liabilities) as presented in the consolidated statements of financial position are as follows:

	December 31
$ in millions	2010	2009
Net current deferred tax assets	$284	$326
Net non-current deferred tax liabilities	(99)	(156)

Total net deferred tax assets	$185	$170